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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                     _____________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 20, 2004
                            _______________________

                              RITE AID CORPORATION
             (Exact name of registrant as specified in its charter)
                            _______________________


         Delaware                      1-5742                   23-1614034
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                    Identification No.)


 30 Hunter Lane, Camp Hill, Pennsylvania                           17011
(Address of principal executive offices)                        (Zip Code)


                                 (717) 761-2633
             (Registrant's telephone number, including area code)


                                      None
         (Former name or former address, if changed since last report)



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Item 7.    Financial Statement and Exhibits

(c) Exhibits.

99.1 Notice to directors and executive officers of Rite Aid Corporation, dated August 20, 2004


Item 11.   Temporary Suspension of Trading under Registrant's Employee Benefit
           Plans

         On August 20, 2004, Rite Aid Corporation (the "Company") sent a notice to its directors and executive officers, informing them that each of The Rite Aid 401(k) Plan, Rite Aid 401(k) Distribution Employees Savings Plan and Rite Aid Services, L.L.C. 401(k) Plan (each a "Plan" and, collectively, the "Plans") is changing its recordkeeper and investment options and that, as a result of these changes, a blackout period is expected to be in effect beginning on September 24, 2004 at 2:00 p.m. (Eastern time) and ending during the week of October 3, 2004. During this blackout period, Plan participants will be unable to direct or diversify investments in their individual accounts, or obtain a loan, distribution or hardship withdrawal from their respective Plan, and directors and executive officers of the Company will be prohibited from purchasing, selling or otherwise acquiring or transferring certain equity securities of the Company. The notice was provided pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         During the blackout period and for a period of two years after the ending date of the blackout period, a security holder or other interested person may obtain, without charge, the actual beginning and ending dates of the blackout period by directing inquiries to the Vice President, Benefits of the Company, 30 Hunter Lane, Camp Hill, Pennsylvania 17011, tel. (717) 761-2633.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  RITE AID CORPORATION


                                  By: /s/ Robert B. Sari
                                      --------------------------------------
                                      Name:  Robert B. Sari
                                      Title: Senior Vice President, General
                                             Counsel and Secretary


Date:  August 20, 2004


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                                 EXHIBIT INDEX

  Exhibit
  Number      Description
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   99.1       Notice to directors and executive officers of Rite Aid
              Corporation, dated August 20, 2004